File Number:  333-96545
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933



                                                              September 19, 2005


        Supplement to the May 1, 2005 Class A, Class B and Class C Shares
            Prospectus for Pioneer Protected Principal Plus Fund II



In managing the fund's equity component, Pioneer Investment Management, Inc. may invest in shares of one or more equity funds managed by Pioneer. Historically, the fund's entire equity component has been invested in shares of Pioneer Fund. Effective September 19, 2005, the fund began to also invest in Class Y shares of Pioneer Equity Income Fund, which has no sales loads or Rule 12b-1 fees. Pioneer Equity Income Fund, managed by John A. Carey and Walter Hunnewell, Jr., has investment strategies and policies substantially the same as those of the equity component of the fund. Because the fund invests in Pioneer funds, in addition to the fees and expenses of these underlying funds, the fund will incur its own direct management fees and other expenses. Accordingly, the investment performance of the fund's equity component will be less than the weighted average of such underlying funds' performance.




                                                                   18155-00-0905
                                        (C) 2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC